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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) February 5, 2001



                                 AAIPHARMA INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




           Delaware                      0-21185                04-2687849
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              -----------------------------------------------------
              (Former name or address, if changed from last report)



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Item 5.           Other Events.

         On February 5, 2001, aaiPharma Inc., formerly Applied Analytical Industries, Inc. (the "Company") issued two press releases. The first press release reported the Company's consolidated financial results for the quarter and fiscal year ended December 31, 2000. The second press release contained an announcement of the UBS Warburg Healthcare Services Conference to be held at The Plaza Hotel in New York, on Tuesday, February 6, at 8:00 AM Eastern Time (the "Conference") which Company executives were to make a presentation. The press release provided the telephonic details necessary to allow the public to listen to the comments of the Company's executives speaking at the Conference. The press releases are filed as Exhibits 99.1 and 99.2 hereto and are incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.


         (a)      Exhibits

         Exhibit 99.1  --  Press release dated February 5, 2001 (financial results)

         Exhibit 99.2  --  Press release dated February 5, 2001 (conference announcement)


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2001

                                            AAIPHARMA INC.


                                            By: /s/ William L. Ginna, Jr.
                                                --------------------------------
                                                William L. Ginna, Jr.
                                                Executive Vice President and
                                                  Chief Financial Officer



                                  EXHIBIT INDEX


         Exhibit No.                  Exhibit
         -----------                  -------

         Exhibit 99.1  --  Press release dated February 5, 2001 (financial results)

         Exhibit 99.2  --  Press release dated February 5, 2001 (conference announcement)